UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003
(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ARKR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On March 19, 2020, Ark Restaurants Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The following matters were submitted to a vote of the Company’s shareholders at the Meeting: (i) the election of nine (9) directors to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year; (iii) an advisory resolution approving the compensation of the Company’s named executive officers; and (iv) an advisory vote on the frequency of future advisory votes on executive compensation.
At the Meeting, a total of 3,031,535 shares of the common stock of the Company (the “Common Stock”) voted in person or by proxy, out of 3,500,907 outstanding shares of Common Stock entitled to vote at the Meeting. Set forth below is the number of votes cast for, withheld, abstained, and broker non-votes as to each matter:
1. Election of a Board of Nine Directors:

Nominee	For	Withheld	Abstained	Broker Non-Votes
Michael Weinstein	2,506,384	67,238	—	457,913
Vincent Pascal	2,503,806	69,816	—	457,913
Paul Gordon	2,499,728	73,894	—	457,913
Anthony Sirica	2,500,040	73,582	—	457,913
Marcia Allen	2,524,205	49,417	—	457,913
Bruce Lewin	2,486,300	87,322	—	457,913
Steven Shulman	2,505,793	67,829	—	457,913
Arthur Stainman	2,486,641	86,981	—	457,913
Stephen Novick	2,480,391	93,231	—	457,913

2. Ratification of the appointment of CohnReznick LLP as independent auditors for the 2020 fiscal year:

For	Against	Abstained	Broker Non-Votes
3,019,151	754	11,630	—

3. Advisory resolution to approve compensation of the Company's named executive officers:

For	Against	Abstained	Broker Non-Votes
2,546,887	18,895	7,840	457,913

4. Advisory vote on the frequency of future advisory votes on executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstained	Broker Non-Votes
981,835	195,929	1,388,676	7,182	457,913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

	By:	/s/ Michael Weinstein
Name: Michael Weinstein
Title: Chief Executive Officer

Date: March 24, 2020